UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

PF HOSPITALITY GROUP, INC.

(Name of Registrant As Specified in its Charter)

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: N/A

2) Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined: N/A

4) Proposed maximum aggregate value of transaction: N/A

5) Total fee paid: N/A

[ ]	Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.: N/A

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4)	Date Filed: N/A

PF HOSPITALITY GROUP, INC.

136 NW 16th Street

Boca Raton, Florida 33432

Telephone (561) 939-2520

Dear Shareholders:

We are writing to advise you that our Board of Directors (the “Board”) and the holders of a majority of our outstanding common stock (the “Majority Holders”) have approved:

(1)	Articles of Amendment to the Company’s current Articles of Incorporation to change its corporate name from PF Hospitality Group, Inc. to EXOlifestyle, Inc. (the “Name Change”);

These actions were approved by our Board on September 1, 2016, and the Majority Holders approved these actions by written consent in lieu of a special meeting on September 1, 2016 (the “Written Consent”) in accordance with the relevant sections of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of record on September 1, 2016 (the “Record Date”) of the corporate action taken by the Majority Holders in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. These corporate actions will become effective as soon as possible, but not sooner than 20 days following the date that the accompanying Information Statement is first mailed to our shareholders. The Information Statement is first mailed to you on or about September [ ], 2016. The accompanying Information Statement also constitutes notice under the Nevada Revised Statutes that the corporate action was taken by Written Consent of the Majority Holders.

Please feel free to call us at (561) 939-2520 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in PF Hospitality Group, Inc.

For the Board of Directors of

PF Hospitality Group, Inc.

September 7, 2016
Vaughan Dugan, CEO

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PF HOSPITALITY GROUP, INC.

136 NW 16th Street

Boca Raton, Florida 33432Telephone (561) 939-2520

INFORMATION STATEMENT REGARDING ACTIONS

TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of PF HOSPITALITY GROUP, INC. in connection with the written consent in lieu of meeting (the “Written Consent”) by holders of a majority of our issued and outstanding voting securities (the “Majority Holders”) to approve:

(1)	Articles of Amendment to the Company’s current Article of Incorporation to change its corporate name from PF Hospitality Group, Inc. to EXOlifestyle, Inc. (the “Name Change”);

On September 1, 2016, our Board approved these actions by unanimous written consent in lieu of a meeting. Also on September 1, 2016 the Majority Holders of our issued and outstanding common stock and Series A preferred stock, being our only classes of outstanding voting securities, executed the Written Consent in accordance with the Nevada Revised Statutes (“NRS”). The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, total in the aggregate 92.1% of the outstanding voting stock were as follows:

		Shares
		Beneficially		Percent of
Shareholder Name and Affiliation	Type of Stock	Held	No. of Votes	Total Votes

Vaughan Dugan, CEO and Chairman of the Board of Directors	Common	26,383,033	26,383,033	7.9%
	Series A Preferred	1,000,000	125,000,000	37.6%
Total Shares/Votes			151,383,033	45.6%

Randy Romano, Chief Financial Officer and Director	Common	26,813,032	26,813,032	8.1%
	Series A Preferred	1,000,000	125,000,000	37.6%
Total Shares/Votes			151,813,032	45.7%

Total Votes			303,196,065	91.2%

The elimination of the need for a meeting of shareholders to approve these actions is made possible by the NRS which generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In order to eliminate the costs involved in holding a special meeting the Majority Holders executed the Written Consent.

This Information Statement is being delivered to inform our shareholders of record on September 1, 2016 (the “Record Date”) of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. The corporate actions taken by Written Consent will become effective as soon as possible, but not sooner than 20 days following the date that this Information Statement is first mailed to our shareholders. The Information Statement is first mailed to you on or about September [*], 2016. No appraisal rights are afforded to our shareholders under the NRS as a result of the corporate action taken by Written Consent of the Majority Holders.

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The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

PRINCIPAL SHAREHOLDERS

At the September 1, 2016 Record Date, we had 82,302,455 shares of common stock issued and outstanding and 2,000,000 shares of series A preferred stock outstanding. The following table sets forth information known to us as of the Record Date, relating to the beneficial ownership of shares of our voting securities by:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock;

●	each director;

●	each named executive officer; and

●	all named executive officers and directors as a group.

Unless otherwise indicated, the business address of each person listed is in care of PF HOSPITALITY GROUP, INC., 136 NW 16th Street, Boca Raton, Florida 33432. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

		Shares
		Beneficially		Percent of
Shareholder Name and Affiliation	Type of Stock	Held	No. of Votes	Total Votes

Vaughan Dugan, CEO and Chairman of the Board of Directors	Common	26,383,033	26,383,033	7.9%
	Series A Preferred (1)	1,000,000	125,000,000	37.6%
Total Shares/Votes			151,383,033	45.6%

Randy Romano, Chief Financial Officer and Director	Common	26,813,032	26,813,032	8.1%
	Series A Preferred (1)	1,000,000	125,000,000	37.6%
Total Shares/Votes			151,813,032	45.7%

Total Votes			303,196,065	91.2%

(1) Holders of our Series A preferred stock are entitled to 125 votes per share.

PROPOSAL 1

CHANGE OF CORPORATE NAME TO EXOlifestyle, Inc.

On September 1, 2016 our Board approved, subject to shareholder approval, the Articles of Amendment to the Articles of Incorporation (the “Amendment”), to change our corporate name from PF Hospitality Group, Inc. to EXOlifestyle, Inc. On September 1, 2016, the Amendment was also approved by the Majority Holders pursuant to the Written Consent. The text of the Amendment is set forth in Exhibit “A”.

Purpose of the Name Change

We believe changing our name to EXOlifestyle, Inc. more accurately describes our plans to focus on business on our consumer active wear products business. In this business, we design and produce active wear brands featuring our flagship products which include the “Exosleeve,” a compression knee sleeve and other active wear products that are utilized in functional athletic fitness, powerlifting, Olympic weightlifting, endurance training, boot camps, circuit training programs, and strength training protocols, and are sold by major online retailers. We also derive a portion of our revenue from operating the all-natural and organic pizza franchise, Pizza Fusion.

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Under Nevada law, the Name Change requires an amendment to our corporate charter.

The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to us or our transfer agent.

Our common stock is currently quoted on the OTCQB tier of the OTC Markets , and pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 the Name Change will require approval by FINRA in order for it to be recognized for trading purposes. The Name Change will result in a change in our CUSIP number and a change in our trading symbol. We will provide definitive information on our new trading symbol and CUSIP number in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of the Name Change.

Vote Required

Pursuant to the NRS, the approval of Proposal 1 required a majority of our outstanding voting capital stock. As discussed above, the Majority Holders have consented to this Proposal 1.

GENERAL MATTERS RELATED TO THE AMENDMENT

The Amendment was not adopted to deter any known effort to obtain control of our company and is not being adopted as an anti-takeover measure with respect to any specific transaction. Except with respect to shares currently reserved for issuance and otherwise as set forth in this Information Statement, we have no arrangements, agreements, or understandings in place at the present time for the issuance of any shares of common stock or the shares of preferred stock authorized by the Articles of Incorporation.

The text of the form of Amendment, which has been filed with the Nevada Secretary of State is included as Exhibit “A” to this Information Statement. The text of the form of Amendment is, however, subject to amendment to reflect any changes that may be required by the Nevada Secretary of State or that our Board may determine to be necessary or advisable ultimately to comply with applicable law and to effectuate the Amendment.

The adoption of the Amendment will not in and of itself cause any change in our capital accounts. Other than the Name Change, all other provisions of our Articles of Incorporation, as then amended to date, will in all material respects remain unchanged.

The NRS require that, in order for us to file the Articles of Amendment to our Articles of Incorporation, the Amendment must be approved by the affirmative vote of the holders of a majority of our voting capital stock. The Amendment was approved on September 1, 2016 by our Board, subject to shareholder approval. Such shareholder approval was granted on September 1, 2016 by Written Consent of our Majority Holders.

The effective date of this Amendment shall be the close of business on the date of approval by the Financial Industry Regulatory Authority (FINRA) as reflected in a Form 8-K to be filed by the Corporation with the Securities and Exchange Commission but in no event more than 90 days after the date of filing with Nevada Secretary of State. Under Nevada law there are no appraisal rights available to our shareholders in connection with the Amendment.

HOUSEHOLDING

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Information Statements with respect to two or more securityholders sharing the same address by delivering a single Information Statement addressed to those securityholders. This process, which is commonly referred to as “householding” provides potentially extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of ours will be householding our Information Statement and the documents incorporated by reference that we are furnishing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or from our company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive a separate Information Statement, or if you currently receive multiple copies of the Information Statement at your address and would like to request householding of our communications, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should contact us in writing at PF HOSPITALITY GROUP, INC., 136 NW 16th Street, Boca Raton, Florida 33432 or by telephoning us at (561) 939-2520.

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WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, PF HOSPITALITY GROUP, INC., 136 NW 16th Street, Boca Raton, Florida 33432.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

September 7, 2016

Vaughan Dugan, CEO

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EXHIBIT A

STATE OF NEVADA

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION

 OF

PF HOSPITALITY GROUP, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), PF HOSPITALITY GROUP, INC., a Nevada corporation (the “Corporation”) hereby amends Article I of its Articles of Incorporation as follows:

ARTICLE I - NAME

The name of the corporation is: EXOlifestyle, Inc. (the “Corporation”).

Effective Date. The effective date of this amendment of Articles of Incorporation shall be the close of business on the date of approval by the Financial Industry Regulatory Authority (FINRA) as reflected in a Form 8-K to be filed by the Corporation with the Securities and Exchange Commission but in no event more than 90 days after the date of filing with Nevada Secretary of State.

Adoption of Amendment. The foregoing amendment to the Articles of Incorporation was approved by the Board of Directors of the Corporation by unanimous written consent in lieu of meeting on September 1, 2016.

The amendment to the Articles of Incorporation were approved by the written consent of holders of a majority of our outstanding capital stock on September 1, 2016. The number of votes cast for the amendment was sufficient for approval by holders of our capital stock.

IN WITNESS WHEREOF, the undersigned has executed this Articles of Amendment to Articles of Incorporation as of September 1, 2016.

PF HOSPITALITY GROUP, INC.

By:
Vaughan Dugan, Chief Executive Officer